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                                                                    Exhibit 99.5

                                 HOLLINGER INC.

                          NOTICE OF GUARANTEED DELIVERY

                  This form or one substantially equivalent to this form must be used to accept the offer (the "Exchange Offer") of Hollinger Inc. to exchange
(i) an aggregate principal amount of up to $120,000,000 of its 11 7/8% Senior Notes due 2011 (the "New Notes"), the issuance of which has been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of its issued and outstanding 11 7/8% Senior Notes due 2011 (the "Old Notes"), which were issued in offerings under Rule 144A and Regulation S of the Securities Act that were not registered under the Securities Act. The Exchange Offer will expire at 5:00 p.m., New York City time, on ____________, 2003, unless extended (as it may be extended, the "Expiration Date"). As described in the enclosed Prospectus, dated _____________, 2003 (the "Prospectus"), if you are a registered holder of Old Notes and wish to tender your Old Notes, but (1) the certificates for Old Notes are not immediately available, (2) time will not permit your certificates for Old Notes or other required documents to reach Wachovia Bank, National Association, as exchange agent (the "Exchange Agent"), before the Expiration Date or (3) the procedure for book-entry transfer cannot be completed before the Expiration Date, you may effect a tender of your Old Notes if (1) the tender is made through an Eligible Guarantor Institution (as defined in the Prospectus under the caption "The Exchange Offer - Procedures for Tendering Old Notes"); (2) prior to the Expiration Date, the Exchange Agent receives from an Eligible Guarantor Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in this form, setting forth your name and address, and the amount of Old Notes you are tendering and stating that the tender is being made by Notice of Guaranteed Delivery. These documents may be sent by overnight courier, registered or certified mail or facsimile transmission. If you elect to use this procedure, you must also guarantee that within three New York Stock Exchange, Inc., ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation (as defined in the Prospectus under the caption "The Exchange Offer - Procedures for Tendering Old Notes") of transfer of the Old Notes into the Exchange Agent's account at The Depository Trust Company (including the Agent's Message (as defined in the Prospectus under the caption "The Exchange Offer - Procedures for Tendering Old Notes") that forms a part of the Book-Entry Confirmation), as the case may be, a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, and all other documents required by the Letter of Transmittal, will be deposited by the Eligible Guarantor Institution with the Exchange Agent; and (3) the Exchange Agent receives the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation of transfer of the Old Notes into the Exchange Agent's account at The Depository Trust Company, as the case may be, a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, and all other required documents or, in the case of a Book-Entry Confirmation, a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, or an Agent's Message

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instead of the Letter of Transmittal, in each case, within three NYSE trading days after the date of execution of this Notice of Guaranteed Delivery.

        Delivery to: Wachovia Bank, National Association, Exchange Agent

 By Regular Mail or Hand     By Certified or Registered Mail or              By Facsimile                  To Confirm by Telephone
        Delivery:                   Overnight Courier:              (Eligible Guarantor Institutions      or for Information Call:
 Wachovia Bank, National                                                      Only)                        Wachovia Bank, National
       Association           Wachovia Bank, National Association   Wachovia Bank, National Association           Association
1525 West W.T. Blvd., 3C3         1525 West W.T. Blvd., 3C3               One Wachovia Center             Attention: Corporate Trust
 Charlotte, NC 28288-1153            Charlotte, NC 28262                301 South College Street                Administration
  Attention: Marsha Rice           Attention: Marsha Rice          Charlotte, North Carolina 28288-0609     Phone: (704) 590-7413
Corporate Trust Operations       Corporate Trust Operations            Attention: Corporate Trust
                                                                             Administration
                                                                           Fax: (704) 590-7628

DELIVERY OF A LETTER OF TRANSMITTAL OR AGENT'S MESSAGE TO AN ADDRESS OTHER THAN THE ADDRESS LISTED ABOVE OR TRANSMISSION OF INSTRUCTIONS BY FACSIMILE OTHER THAN AS SET FORTH ABOVE IS NOT VALID DELIVERY OF THE LETTER OF TRANSMITTAL OR AGENT'S MESSAGE.

Ladies and Gentlemen:

Subject to the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to Hollinger Inc. the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedure described in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures."

                             CERTIFICATE NOS. (IF
                                 KNOWN) OF OLD
                               NOTES OR ACCOUNT
                                  NO. AT THE              AGGREGATE                AGGREGATE
                               DEPOSITORY TRUST        PRINCIPAL AMOUNT         PRINCIPAL AMOUNT
   TITLE OF SERIES                  COMPANY              REPRESENTED               TENDERED*
---------------------        --------------------      ----------------         ----------------
11 7/8% Old Notes due
2011

ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

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                                                        PLEASE SIGN HERE

X      _____________________________________      ______________________________

X      _____________________________________      ______________________________
       Signature(s) of Owner(s)                   Date
       or Authorized Signatory
       Area Code and Telephone Number: (  )       ______________________________

                  Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

---------------

*Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):        _________________________________

                _________________________________

                _________________________________

Capacity:       _________________________________

                _________________________________

Address(es):    _________________________________

                _________________________________

                                    GUARANTEE
                    (Not to be used for signature guarantee)

                  The undersigned, an Eligible Guarantor Institution, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures," together with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three NYSE trading days after the Expiration Date.

       _______________________________       _____________________________
                Name of Firm                      Authorized Signature

       _______________________________       _____________________________
                  Address                                Title

       _______________________________       Name: _______________________
                  Zip Code                         (Please Type or Print)

       Area Code and Tel. No. ________       Dated: ______________________

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NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR
OLD NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.